                   ASSIGNMENT OF OIL, GAS AND MINERAL LEASES
                               AND BILL OF SALE


STATE OF LOUISIANA     SECTION
                       SECTION     KNOW ALL MEN BY THESE PRESENTS:
PARISH OF CLAIBORNE


     THAT TEXSTAR PETROLEUM, INC., hereinafter referred to as "Assignor," whose address is 1000 Louisiana, Suite 1500, Houston, Texas 77002, for and in consideration of One Hundred Dollars ($100.00) and other good and valuable consideration of which are hereby acknowledged, does hereby grant, bargain, sell, convey, assign, transfer, set over and deliver unto FAULCONER RESOURCES 1999 LIMITED PARTNERSHIP, a Texas limited partnership, hereinafter referred to as "Assignee," whose address is P.O. Box 7995, Tyler, Texas 75711, all of its right, title and interest in and to the following properties and rights:

     (a) The oil, gas and mineral leasehold and fee estates (including all working interests, farmout rights, royalty, overriding royalty or other non-working or carried interests and operating rights or other mineral rights of every nature), described in Exhibit "A" attached hereto and made a part hereof, together with all wells located on the described leases and all of Assignor's rights incident thereto (the "Subject Properties");

     (b) All of Assignor's right, title and interest (including without limitation, leasehold) in and to all wells, equipment, supplies, machinery, gathering pipelines, gas facilities, gathering systems, gathering storage, distribution and disposal facilities, tanks and all other real or tangible personal property and fixtures which are located on and appurtenant to the lands covered by the leases described on Exhibit "A" attached hereto.

     (c) All of Assignor's rights, title and interest in and to the oil, gas and minerals produced on or after the Effective Date, all orders, contracts, title opinions and documents, abstracts of title, leases, deeds, unitization agreements, pooling agreements, conservation orders, operating agreements, division of interest statements, participation agreements and all other agreements and instruments associated or connected with the leasehold conveyed hereby;

     (d) All of Assignor's right, title and interest in and to all easements, rights-of-way, licenses, authorizations, permits and similar rights and interests, all warranties, covenants, indemnities and representations from third parties, except as expressly provided herein; and

     (e) All original or copies of all lease files, land files, well files, oil and gas sales contract files, gas processing files, division order files, abstracts, title files and materials, and all other books, files, maps, logs and records (the "Records"), and all rights thereto, subject to the rights of third parties, to the extent assignable and seismic, geologic, engineering and geophysical records and data; and all other rights, privileges, benefits and powers conferred upon the owner and holder of interest in the Subject Properties.

     This Assignment of Oil, Gas and Mineral Leases and Bill of Sale is subject to the following terms, covenants and conditions:

1. This Assignment of Oil, Gas and Mineral Leases and Bill of Sale shall become effective as of the 1st day of March, 1999, as of 7:00 a.m., local time, regardless of the date of execution (the "Effective Date.")

2. The Subject Properties are subject to the lease royalties, overriding royalties, production payments, net profits obligations, carried working interests, and other payments out of or with respect to production which are of record and with which the Leases are encumbered at the Effective Date hereof. Assignee hereby assumes and agrees to perform all of the terms and express and implied covenants and conditions of the leases and any intervening assignments affecting same at the Effective Date.

3. With respect to the Subject Properties, Assignee hereby assumes and agrees to timely perform and discharge all duties and obligations in connection with the Subject Properties of the owner of the Leases and Wells on and after the Effective Date hereof, including, but not limited to, the obligation to properly plug and abandon the Wells, at Assignee's sole costs, risk, and expense, in accordance with the applicable rules and regulations of any authority having jurisdiction there over and to clean and restore the surface of the land around the Wells in accordance with the terms of the Leases. Assignor shall include no liability from Assignee's failure to perform and discharge such duties and obligations in a timely manner.

4. With respect to the Subject Properties, Assignee shall be solely responsible for any and all sales taxes which may be assessed by any taxing authority as a result of this Assignment. Assignee shall hold Assignor harmless from all such taxes and any interest and penalties thereon. All other taxes, including, but not limited to, applicable ad valorem taxes, excise taxes, severance and production taxes, and any other local, state, or federal taxes or assessments attributable to the Leases and Wells, including any deductions, credits, and refunds pertaining thereto, shall be apportioned between Assignor and Assignee as of the Effective Date, and Assignor and Assignee shall each indemnify and hold the other free and harmless from and against any such taxes as apportioned, including interest and penalties thereon.

5. Assignor, any parent company, subsidiary or affiliate, (including, but not limited to, Benz Energy Ltd.), shall be responsible for all costs, expenses, losses, claims, damages, demands, suits, causes of action and liabilities pertaining to the Leases and Wells and the operation thereof prior to the Effective Date. ASSIGNOR SHALL DEFEND, INDEMNIFY, AND HOLD ASSIGNEE, INCLUDING BUT NOT LIMITED TO VERNON E. FAULCONER, INDIVIDUALLY, VERNON E. FAULCONER, INC., FAULCONER CORPORATION, FAULCONER ENERGY JOINT VENTURE-1990, FAULCONER ENERGY GENERAL PARTNER, L.L.C., and FAULCONER ENERGY CORPORATION), ITS SUCCESSORS AND ASSIGNS, HARMLESS AGAINST SAME, INCLUDING ANY COSTS AND EXPENSES FOR ATTORNEYS FEES.

     Assignor, any parent company, subsidiary or affiliate, (including, but not limited to, Benz Energy Ltd.), further hereby agrees to indemnify and hold Faulconer Resources 1999 Limited Partnership, Vernon E. Faulconer, individually, Vernon E. Faulconer, Inc., Faulconer Corporation, Faulconer Energy Joint Venture-1990, Faulconer Energy General Partner, L.L.C., and Faulconer Energy Corporation, its partners, affiliates, successors and assigns from and against any royalty claims, expenses and costs attributable and associated with any nonpayment of royalties and any recoupment of erroneous payments made by Assignor prior to the Effective Date of this Agreement.

     Further, Assignor, any parent company, subsidiary or affiliate, (including, but not limited to, Benz Energy Ltd.), shall defend Assignee and the above-referenced parties harmless from and against any claims resulting from the litigation and claims (including, but not limited to the claims and mortgages) listed on Exhibit "B" attached hereto and made a part hereof.

6. All costs and expenses attributable to operations on the Subject Properties prior to the Effective Date shall be borne by Assignor and all costs and expenses attributable to such operations on or after the Effective Date shall be borne by Assignee. All proceeds from production on the Subject Properties attributable to sales made prior to the Effective Date shall belong to Assignor and all proceeds attributable to such sales made on or after the Effective Date shall belong to the Assignee. An accounting for all production, proceeds, costs, and expenses belonging to or being borne by Assignor or Assignee shall be had and all remittances and payments thereof shall be made within sixty (60) days following the date of this Assignment. Following such accounting, any funds received by, or costs or expenses billed to, a party that belong to or should be borne by another party, shall be promptly paid to or remitted by such other party.

     Assignor hereby warrants and agrees to defend its title to the Leases as to the acts done by, through or under Assignor, but no further. Assignee is hereby substituted for and subrogated to all actions of warranty which Assignor has or may have against any predecessors in title.

7. All equipment and other personal property appurtenant to the Subject Properties is transferred subject to normal wear and tear and without warranties of any kind whatsoever, whether expressed or implied, and are sold "AS IS AND WITH ALL FAULTS AND DEFECTS" and "WITH NO WARRANTY AS TO MERCHANTABILITY, FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE". THIS ASSIGNMENT IS MADE (a) WITHOUT ANY WARRANTY OR REPRESENTATION OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, EXCEPT AS EXPRESSLY PROVIDED HEREIN, (b) WITHOUT ANY EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION AS TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY OF THE ASSETS OR THEIR FITNESS FOR ANY PURPOSE; AND
(c) WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. Notwithstanding the foregoing, should Assignee or any of the above-referenced parties be required by any agency of the State of Louisiana to remediate any pit on the Subject Properties not currently in compliance with state regulations, the cost will be borne by Assignor or any parent company, subsidiary or affiliate.

8. This Agreement is made by Assignor and accepted by Assignee subject to all applicable laws, ordinances, rules and regulations, and Assignee agrees to timely comply with same.

     So long as not prohibited by applicable law to do so, Assignor and Assignee and their respective successors an assignees, will do, execute and acknowledge, and deliver all further acts, conveyances, transfer orders, division orders, notices releases, and acquittances and such other instruments as may be necessary or appropriate to assure more fully to each party hereto, their respective successors and assigns, all of the respective properties, rights, title, interest, estates, remedies, powers and privileges conveyed or intended to be conveyed by this Assignment.

     It is the intent of Assignor to convey and this Agreement hereby conveys to Assignee subject to the reservations and conditions herein contained, all of Assignor's right, title, and interest on the Effective Date hereof in and to the lease and lands, regardless of the omission of any wells or leases, errors in description, and incorrect or misspelled names or any transcribed or incorrect recording references.

     The provisions hereof shall be covenants running with the land and shall insure to benefit of and be binding upon Assignor and Assignee, their respective personal representatives, successors and assigns.

     EXECUTED this 26 day of April, 1999, but to be effective as of March 1,
1999.              --       ------

WITNESS:                          ASSIGNOR:

/s/ Thomas William                TEXSTAR PETROLEUM, INC.

/s/ Dee Dee Cottrell

                                  BY: /s/ Todd Grabois
                                     --------------------------------
                                      TODD GRABOIS
                                      Vice President



WITNESS                           ASSIGNEE:

/s/ Dee Dee Cottrell              FAULCONER RESOURCES 1999 LIMITED PARTNERSHIP

/s/ Becky Glover
                             BY:  FAULCONER ENERGY GENERAL PARTNER,
                                  L.L.C., a Louisiana limited liability
                                  company, its general partner

                             BY:  FAULCONER ENERGY CORPORATION,
ATTEST:                           its sole member


BY: /s/ Jean Crawley              BY: /s/ Philip H. Jensen
   -----------------------            -------------------------------
   JEAN CRAWLEY                       PHILIP H. JENSEN
   Secretary                          Vice President

THE STATE OF   TEXAS   SECTION
             ---------

COUNTY OF  SMITH    SECTION
         --------

     BEFORE ME, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared, TODD GRABOIS to me personally known, who being by me duly sworn, did say that he is the Vice President of TEXSTAR PETROLEUM, INC. and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and the said TODD GRABOIS acknowledged said instrument to be the free act and deed of said corporation for the uses and purposes therein set forth.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 26th day of April, 1999.
                                                    ------       -----     -

My Commission Expires:
    7-21-01                               /s/ Maureen Raney
---------------------                    -------------------------------
                                          Notary Public

                                          MAUREEN RANEY
                                         -------------------------------
                                          Printed Name

--------------------------------
            MAUREEN RANEY
[SEAL]      Notary Public
            STATE OF TEXAS
       My Comm. Exp. 7-21-2001
--------------------------------


THE STATE OF TEXAS

COUNTY OF SMITH

     BEFORE ME, the undersigned, a Notary Public in and for the county and state aforesaid, personally appeared, PHILIP H. JENSEN to me personally known, who being by me duly sworn, did say that he is the Vice President of FAULCONER ENERGY CORPORATION, sole member of Faulconer Energy General Partner, L.L.C., general partner of FAULCONER RESOURCES 1999 LIMITED PARTNERSHIP and that said instrument was signed on behalf of said corporation by authority of its Board of Directors and the said PHILIP H. JENSEN acknowledged said instrument to be the free act and deed of said corporation for the uses and purposes therein set forth.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 23rd day of April, 1999.
                                                    ------      ------     -

My Commission Expires:
     7-21-01                              /s/ Maureen Raney
---------------------                    ------------------------------
                                          Notary Public

                                          MAUREEN RANEY
                                         ------------------------------
                                          Printed Name

--------------------------------
            MAUREEN RANEY
[SEA]      Notary Public
            STATE OF TEXAS
       My Comm. Exp. 7-21-2001
--------------------------------